Exhibit 10.1

THIRD AMENDMENT TO REVOLVING NOTE

AND CASH SUBORDINATION AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING NOTE AND CASH SUBORDINATION AGREEMENT (this “Amendment”), is made and entered into as of April 27, 2016, by and among WILLIS SECURITIES, INC., a Delaware corporation (the “Broker/Dealer”), the several banks and other financial institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Broker/Dealer, the Lenders and the Administrative Agent are parties to a certain Revolving Note and Cash Subordination Agreement, dated as of March 3, 2014 (as amended by that certain First Amendment to Revolving Note and Cash Subordination Agreement, dated as of April 28, 2014, as further amended by that certain Second Amendment to Revolving Note and Cash Subordination Agreement, dated as of February 27, 2015, as further amended by this Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Broker/Dealer;

WHEREAS, the Broker/Dealer has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and, subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Broker/Dealer, the Lenders and the Administrative Agent agree as follows:

1. Amendments.

(a) Section 1(a) of the Credit Agreement is hereby amended by replacing the phrase “the 28th day of April, 2016” in the second line thereof with the phrase “the 28th day of April, 2017”.

(b) Section 1(c) of the Credit Agreement is hereby amended by replacing the reference to “28th day of April, 2017” with “28th day of April, 2018”.

(c) Section 7(a) of the Credit Agreement is hereby amended by replacing the reference to “27th day of February, 2015” with “27th day of April, 2016”.

(d) Rider A to the Credit Agreement is hereby amended by adding the following as a new Section 40 to the end thereof:

Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(e) The definition of “Applicable Rate” in Section 1 of Rider A to the Credit Agreement is hereby amended by:

(i)	replacing the pricing grid set forth therein with the following grid:

Applicable Rate
Pricing Level	Debt Ratings S&P/Moody’s	Commitment Fee	Eurocurrency Rate	Base Rate
1	A3/A- or better	0.150%	1.250%	0.250%
2	Baa1/BBB+	0.175%	1.375%	0.375%
3	Baa2/BBB	0.200%	1.500%	0.500%
4	Baa3/BBB-	0.250%	1.750%	0.750%
5	Ba1/BB+ or worse	0.300%	2.000%	1.000%

(ii)	deleting the phrase “other than as expressly provided in Pricing Level 4 above” in the fourth line of the first full paragraph of such definition.

(c)	Section 1 of Rider A to the Credit Agreement is hereby amended by amending the definition of “Defaulting Lender” to:

(i)	delete the word “or” after clause (d)(i) and before clause (d)(ii) thereof and add a comma in its place; and

(ii)	add the following phrase after clause (d)(ii) and before the proviso that immediately follows clause (d)(ii): “or (iii) become the subject of a Bail-In Action;”

(d)	Section 1 of Rider A to the Credit Agreement is hereby amended by adding each of the following new definitions in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Broker/Dealer shall have no rights under this Amendment, until the Administrative Agent shall have received (i) such fees as the Broker/Dealer has previously agreed to pay the Administrative Agent, any of its affiliates or the Lenders in connection with this Amendment, (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent) to the extent invoiced prior to the date hereof, and (iii) each of the following documents:

(a) executed counterparts to this Amendment from the Broker/Dealer and the Lenders;

(b) amended and restated (if applicable) Revolving Notes in the form attached hereto as Exhibit A executed by the Broker/Dealer in favor of each Lender;

(c) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Broker/Dealer as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which the Broker/Dealer is a party or is to be a party;

(d) certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of the Broker/Dealer and each guarantor of the Obligations;

(e) a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Weil, Gotshal & Manges LLP, New York counsel and/or in-house counsel to the Broker/Dealer covering such other matters relating to the Broker/Dealer, this Amendment or the transactions contemplated hereby as the Administrative Agent shall reasonably request;

(f) executed counterparts to an amendment and reaffirmation of that certain Guaranty Agreement, dated as of March 3, 2014, among Parent, Trinity Acquisition PLC, certain other subsidiaries of the Parent party thereto as guarantors and the Administrative Agent, in the form of Exhibit B attached hereto and made a part hereof (the “Guaranty Amendment”); and

(g) evidence that all governmental and third-party consents and approvals to this Amendment have been obtained (all of which shall be final, with no waiting period to expire or ongoing governmental inquiry or investigation).

3. Guaranty Amendment. Each Lender hereby authorizes the Administrative Agent to execute on behalf of all Lenders the Guaranty Amendment.

4. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Broker/Dealer hereby represents and warrants to the Lenders and the Administrative Agent:

(a) The execution, delivery and performance by the Broker/Dealer of this Amendment is within the Broker/Dealer’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder action;

(b) The execution, delivery and performance by the Broker/Dealer of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any requirement of Laws applicable to Broker/Dealer or any judgment, order or ruling of any Governmental Authority and (iii) will not give rise to a right thereunder to require any payment to be made by the Broker/Dealer;

(d) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Broker/Dealer and constitutes a legal, valid and binding obligation of the Broker/Dealer, enforceable against the Broker/Dealer in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;

(e) After giving effect to this Amendment, all representations and warranties of the Broker/Dealer set forth in the Credit Agreement are true and correct in all material respects (or if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and no Event of Default, Event of Acceleration or Funding Blockage Event has occurred and is continuing as of the date hereof; and

(f) Since December 31, 2015, there has not occurred any event which has had or could reasonably be expected to have a Material Adverse Effect.

5. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Broker/Dealer to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6. Governing Law. This Amendment shall be made under, and shall be governed by, the laws of the State of New York in all respects.

7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8. Costs and Expenses. The Broker/Dealer agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto, in each case, in accordance with the terms of the Credit Agreement.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BROKER/DEALER:

WILLIS SECURITIES, INC.

By:	/s/ Rafal Walkiewicz
Name:	Rafal Walkiewicz
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Joan Murphy
Name:	Joan Murphy
Title:	Director

LLOYDS BANK PLC, as a Lender

By:	/s/ Erin Doherty /s/ Daven Popat
Name:	Erin Doherty / Daven Popat
Title:	Assistant Vice President / Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Glenn Schuermann
Name:	Glenn Schuermann
Title:	Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Kayode Sulola
Name:	Kayode Sulola
Title:	AVP

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ David Weaver
Name:	David Weaver
Title:	Director

SCOTIABANK (IRELAND) LIMITED,
as a Lender

By:	/s/ Clive Sinnamon /s/ Sue Foster
Name:	Clive Sinnamon / Sue Foster
Title:	Director / CEO

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lisa W. Reiter
Name:	Lisa W. Reiter
Title:	Managing Director

WELLS FARGO BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michelle S. Dagenhart
Name:	Michelle S. Dagenhart
Title:	Director

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By:	/s/ Ramal L. Moreland
Name:	Ramal L. Moreland
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

EXHIBIT A

FINRA Form REV - 33R

EXHIBIT A

[AMENDED AND RESTATED] REVOLVING NOTE

For value received, WILLIS SECURITIES, INC. (“Broker/Dealer”)

hereby promises to pay to                      (the “Lender”)

on the 28th day of April, 2018 (“Scheduled Maturity Date”), the principal sum of the aggregate unpaid principal amount of all Advances made by the Lender to the Broker/Dealer under the terms of a Revolving Note And Cash Subordination Agreement between the Broker/Dealer and certain lenders from time to time parties thereto (collectively, the “Lenders”), SunTrust Bank (the “Administrative Agent”), as Administrative Agent, BMO Harris Bank N.A., as Syndication Agent and Lloyds Bank plc, as Documentation Agent, dated the 3rd day of March, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), as shown on the attached schedule. Such sum shall not exceed the Dollar Equivalent of $                    .

The Broker/Dealer also promises to pay interest on the unpaid principal amount of each Advance hereunder from the date of each such Advance until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum established as set forth in Rider A of the Agreement, said interest to be payable on each Interest Payment Date as set forth in Rider A of the Agreement.

This Revolving Note is subject in all respects to the provisions of the Agreement, which are deemed to be incorporated herein and a copy of which may be examined at the principal office of the Broker/Dealer.

All principal and interest payable hereunder shall be due and payable in accordance with the terms of the Agreement. Principal and interest payments shall be in money of the United States, lawful at such times for the satisfaction of public and private debts.

The Broker/Dealer promises to pay costs of collection, including reasonable attorney’s fees, if default is made in the payment of this Revolving Note.

The terms and provisions of this Revolving Note shall be governed by the applicable laws of the State of New York.

[This Revolving Note is an amendment and restatement of that certain Revolving Note dated February 27, 2015, in the original principal amount of $                    , executed by the Broker/Dealer in favor of the Lender, and is not a novation.]

(Signature Page Follows)

B-1

IN WITNESS HEREOF the parties hereto have set their hands and seals this      day of             , 2016.

By:
Name:
Title:
(Broker/Dealer)

B-2

FINRA Form REV - 33R

SCHEDULE to EXHIBIT A

SCHEDULE

Advances/Payments and Interest of Account Referred to in the Revolving Note

Commitment Amount $

Date of Advance	Amount Advanced	Currency	Interest Rate	Date of Re- Payment	Principal Amount Re-Paid	Date of Interest Paid	Amount of Interest Paid	Outstanding Amount after Transaction	Signature

EXHIBIT B

FORM OF GUARANTY AMENDMENT

(see attached)

SECOND AMENDMENT TO GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of April 27, 2016, by and among WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY, a company formed under the laws of the Republic of Ireland having the company number 475616 (the “Parent”), TRINITY ACQUISITION PLC, a public limited company organized under the laws of England and Wales and having company number 03588435 (“Trinity”), the other Guarantors identified on the signature pages hereto and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Parent, Trinity, the other Guarantors party thereto and the Administrative Agent are each party to that certain Guaranty Agreement, dated as of March 3, 2014 (as amended by that certain First Amendment to Guaranty Agreement, dated as of February 27, 2015, and as the same may have been or may be amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Guaranty Agreement), pursuant to which the Parent and Trinity have made certain covenants in favor of the Administrative Agent and each of the Guarantors have guaranteed payment of the Obligations;

WHEREAS, Willis Securities, Inc., a Delaware corporation (the “Broker/Dealer”), the Lenders from time to time party thereto and the Administrative Agent are each party to that certain Revolving Note and Cash Subordination Agreement, dated as of March 3, 2014 (as amended pursuant to that certain First Amendment to Revolving Note and Cash Subordination Agreement, dated as of April 28, 2014, that certain Second Amendment to Revolving Note and Cash Subordination Agreement, dated as of February 27, 2015, as further amended by that certain Third Amendment to Revolving Note and Cash Subordination Agreement, dated as of the date hereof (the “Third Amendment”), and as further amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, it is a condition to the Lenders’ entry into the Third Amendment and the continued extension of credit under the Credit Agreement that the Guarantors enter into this Amendment to provide further assurances to the Lenders;

WHEREAS, the Parent and the Guarantors are affiliates of the Broker/Dealer, will derive substantial benefits from the continued extension of credit to the Broker/Dealer pursuant to the Credit Agreement and have entered into the Guaranty Agreement in order to induce the Lenders to make Loans;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties hereto each agree as follows:

1. Amendments.

(a) Clause (b) of Section 2.01 of the Guaranty Agreement is hereby amended by inserting after the phrase “Each Guarantor agrees that the Administrative Agent,” the following phrase:

“acting solely at the direction of the Required Lenders,”

(b) Section 2.05 of the Guaranty Agreement is hereby amended by replacing the phrase “subject to Article III” in the last line thereof with the phrase “subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all Obligations (other than contingent indemnification obligations for which no claim has been made)”.

(c) Clause (b) of Section 5.02 of the Guaranty Agreement is hereby amended by replacing the phrase “subject to any consent required in accordance with Section 28 of Rider A of the Credit Agreement” with the following:

“subject to the written consent of the Required Lenders”

2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Administrative Agent hereunder, it is understood and agreed that this Amendment shall not become effective, and the Parent and the other Guarantors shall have no rights under this Amendment, until the Administrative Agent shall have received (i) executed counterparts to this Amendment from the Parent and the other Guarantors; (ii) such fees as Trinity or the Parent has previously agreed to pay the Administrative Agent, any of its affiliates or the Lenders in connection with this Amendment; and (iii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment to the extent invoiced prior to the date hereof.

3. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, each of the Guarantors represents and warrants to the Administrative Agent:

(a) The execution, delivery and performance of this Amendment by such Guarantor is within such Guarantor’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder action;

(b) The execution, delivery and performance by such Guarantor of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any requirement of Laws applicable to such Guarantor or any judgment, order or ruling of any Governmental Authority and (iii) will not give rise to a right thereunder to require any payment to be made by such Guarantor;

(c) This Amendment has been duly executed and delivered for the benefit of or on behalf of such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(d) After giving effect to this Amendment, all representations and warranties of such Guarantor set forth in the Guaranty Agreement are true and correct in all material respects (or if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and no Event of Default, Event of Acceleration, Funding Blockage Event or other Trigger Event has occurred and is continuing as of the date hereof.

4. Effect of Amendment. Except as set forth expressly herein, all terms of the Guaranty Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of each of the Guarantors

2

to the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent under the Guaranty Agreement, nor constitute a waiver of any provision of the Guaranty Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5. Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Broker/Dealer of the Third Amendment and jointly and severally ratifies and confirms the terms of the Guaranty Agreement with respect to the Obligations now or hereafter outstanding under the Credit Agreement and all notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other Loan Document evidencing any indebtedness of the Broker/Dealer to the Administrative Agent or Lenders or any other obligation of the Broker/Dealer thereunder, or any actions now or hereafter taken by the Administrative Agent or Lenders with respect to any obligation of the Broker/Dealer thereunder, the Guaranty Agreement (a) is and shall continue to be a primary obligation of the Guarantors, (b) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (c) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained in the Third Amendment or in this Amendment to the contrary shall release or discharge the liability of the Guarantors under the Guaranty Agreement.

6. Governing Law. This Amendment shall be made under, and shall be governed by, the laws of the State of New York in all respects

7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Guaranty Agreement or an accord and satisfaction in regard thereto.

8. Costs and Expenses. Each of the Guarantors, jointly and not severally, agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto, in each case, in accordance with the terms of the Guaranty Agreement.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GUARANTORS:

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

By:	/s/ Roger Millay
Name:	Roger Millay
Title:	Chief Financial Officer

TRINITY ACQUISITION PLC

By:	/s/ Oliver Goodinge
Name:	Oliver Goodinge
Title:	Director

TA I LIMITED

By:	/s/ Oliver Goodinge
Name:	Oliver Goodinge
Title:	Director

WILLIS GROUP LIMITED

By:	/s/ Alistair Peel
Name:	Alistair Peel
Title:	Secretary

[Signature Page to Second Amendment to Guaranty Agreement]

WILLIS INVESTMENT UK HOLDINGS LIMITED

By:	/s/ Oliver Goodinge
Name:	Oliver Goodinge
Title:	Director

WILLIS NORTH AMERICA INC.

By:	/s/ Andrew M. Wasserman
Name:	Andrew M. Wasserman
Title:	Secretary

WILLIS NETHERLANDS HOLDINGS B.V.

By:	/s/ Carlo de Moel
Name:	Carlo de Moel
Title:	Managing Director A

WILLIS TOWERS WATSON SUB HOLDINGS LIMITED

By:	/s/ James Campbell
Name:	James Campbell
Title:	Director

WTW BERMUDA HOLDINGS LTD.

By:	/s/ Oliver Goodinge
Name:	Oliver Goodinge
Title:	Director

[Signature Page to Second Amendment to Guaranty Agreement]

ADMINISTRATIVE AGENT:

SUNTRUST BANK

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

[Signature Page to Second Amendment to Guaranty Agreement]